SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            July 3, 2001
                                                        ------------------------

                           GTECH Holdings Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       1-11250                                         05-0450121
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(Commission File Number)                    (I.R.S. Employer Identification No.)



55 Technology Way, West Greenwich, Rhode Island                 02817
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:          (401) 392-1000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit 99 Press release issued June 19, 2001 respecting fiscal 2002 first quarter results and financial guidance for fiscal 2002

ITEM 9. REGULATION FD DISCLOSURE

This Report incorporates by reference the press release issued by the Registrant on June 19, 2001 which is attached as Exhibit 99 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GTECH HOLDINGS CORPORATION



Date: July 3, 2001                             By: /s/ Marc A. Crisafulli
                                                  ------------------------------
                                               Name:    Marc A. Crisafulli
                                               Title:   Senior Vice President
                                                        and General Counsel


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                                  EXHIBIT INDEX
                               ---------------------


Exhibit                            DESCRIPTION
NUMBER
---------------                ---------------------

    99 Press release issued June 19, 2001 respecting fiscal 2002 first quarter results and financial guidance for fiscal 2002